Exhibit 10.15

BEYOND GENOMICS, INC.

2001 STOCK OPTION AND INCENTIVE PLAN

Purpose and Eligibility

The purpose of this 2001 Stock Option and Incentive Plan (the “Plan”) of Beyond Genomics, Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant”. Additional definitions are contained in Section 8.

2.	Administration

a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.	Stock Available for Awards

a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 1,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 1,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b. Per Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 750,000 shares of Common Stock.

c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.	Stock Options

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b. Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option.”

c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i) by check payable to the order of the Company;

(ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.	Restricted Stock

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6.	Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.	General Provisions Applicable to Awards

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e. Acquisition of the Company

(i) Consquences of an Acquisition.

(A) Effect on Options, Restricted Stock Awards and Other Stock-Based Awards. In addition to any acceleration provisions expressly provided in the applicable option agreement, stock restriction agreement or any other agreement between a Participant and the Company in respect of an Award, upon consummation of an Acquisition (as defined below), the Board shall have the authority to accelerate the date(s) that (x) any outstanding Options shall become exercisable, (y) any Restricted Stock Awards then outstanding shall become free of repurchase provisions, and (z) any other stock-based Awards shall become exercisable, realizable or vested, or shall become free of repurchase provisions, as the case may be. Upon consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i)(A), also the “Board”), shall, as to such outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected Participants, provide that one or more Options then outstanding shall become immediately exercisable in full and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof.

(B) Acquisition Defined. An “Acquisition” shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

(ii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(iii) Pooling-of Interests-Accounting. If the Company proposes to engage in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any Award hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company’s or the acquiring company’s independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-or-interests, then such provisions or actions shall be amended or rescinded by the Board, without the consent of any Participant, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

(iv) Parachute Awards. Notwithstanding the provisions of Section 7(e)(i)(A), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under

Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(e)(iv) shall be made by the Company.

f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 7(e)(iii), the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.	Miscellaneous

a. Definitions.

(i) “Company,” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Beyond Genomics, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Beyond Genomics, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii) “employee” for purposes of eligibility under the Plan (but not for purposes of Section 4(b) or Section 7(e)(i)(A)) shall include a person to whom an offer of employment has been extended by the Company.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on

June 6, 2001

Approved by the stockholders on

March 20, 2002

AMENDMENT NO. 1 TO THE BEYOND GENOMICS, INC. 2001 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the Beyond Genomics, Inc. 2001 Stock Option and Incentive Plan dated June 6, 2001 (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

A.	Section 3(a) of the Plan shall be amended and replaced in its entirety with the following:

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 3,500,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 3,500,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

B.	Section 3(b) shall be amended and replaced in its entirety with the following:

“Per Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 2,625,000 shares of Common Stock.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment this 26th day of April, 2002.

BEYOND GENOMICS, INC.

By:	/s/ N. Stephen Ober
Name: N. Stephen Ober, MD
Title: President

Amendment No. 2 to the

BEYOND GENOMICS, INC.

2001 Stock Option and Incentive Plan

This Amendment No. 2 (the “Amendment”) to the Beyond Genomics, Inc. 2001 Stock Option and Incentive Plan dated December 19, 2003 (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

A.	Section 3(a) of the Plan shall be amended and replaced in its entirety with the following

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 4,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 4,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

B.	Section 3(b) shall be amended and replaced in its entirety with the following:

“Per Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 3,000,000 shares of Common Stock.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment this 19 th day of December, 2003.

BEYOND GENOMICS, INC.

By:	/s/ N. Stephen Ober
Name: N. Stephen Ober
Title: President

2

Amendment No. 3 to the

BEYOND GENOMICS, INC.

2001 Stock Option and Incentive Plan

This Amendment No. 3 (the “Amendment”) to the Beyond Genomics, Inc. 2001 Stock Option and Incentive Plan dated March 2, 2004 (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

A.	Section 3(a) of the Plan shall be amended and replaced in its entirety with the following:

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 7,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 7,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

B.	Section 3(b) shall be amended and replaced in its entirety with the following:

“Per Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 5,250,000 shares of Common Stock.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment this 2 nd day of March, 2004.

BEYOND GENOMICS, INC.

By:	/s/ Muzammil Mansuri
Name: Muzammil Mansuri, Ph.D
Title: Executive Chairman

2

AMENDMENT NO. 4 TO THE

BG MEDICINE, INC.

2001 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 4 (the “Amendment”) to the BG Medicine, Inc. 2001 Stock Option and Incentive Plan, as amended (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Section 3(a) of the Plan shall be amended and replaced in its entirety with the following:

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 8,000,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 8,000,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

Approved by the Board if Directors:	June 8, 2007
Approved by the Stockholders:	October 31, 2007

AMENDMENT NO. 5 TO THE

BG MEDICINE, INC.

2001 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 5 (the “Amendment”) to the BG Medicine, Inc. 2001 Stock Option and Incentive Plan, as amended (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Section 3(a) of the Plan shall be amended and replaced in its entirety with the following:

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 4,488,317 shares. Amendment No. 5 to the Plan increases the total number of securities available for Awards under the Plan by 750,000 shares. Prior to Amendment No. 5, the aggregate number of securities that had been available for Awards under the Plan had been 3,738,317 shares, as a result of there having been 8,000,000 shares reserved under the Plan immediately prior to the reverse stock split that took place on October 31, 2007, the effect of which was that every 2.14 of the then issued and outstanding shares of Common Stock of the Company were changed, combined and reclassified into one whole share of Common Stock of the Company. Pursuant to Section 3(c) of the Plan, the reverse stock split on October 31, 2007 also resulted in an adjustment to the number of securities then available for Awards under the Plan and the number of securities subject to each outstanding Option under the Plan, which caused the pre-split number of 8,000,000 to become a post-split number of 3,738,317. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 4,488,317 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

Approved by the Compensation Committee:	September 16, 2008
Ratified by the Board of Directors:	October 30, 2008
Approved by Stockholders:	September 10, 2009

AMENDMENT NO. 6 TO THE

BG MEDICINE, INC.

2001 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 6 (the “Amendment”) to the BG Medicine, Inc. 2001 Stock Option and Incentive Plan, as amended (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Section 3(a) of the Plan shall be amended and replaced in its entirety with the following:

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 4,988,317 shares. Amendment No. 6 to the Plan increases the total number of securities available for Awards under the Plan by 500,000 shares. Prior to Amendment No. 6, the aggregate number of securities that had been available for Awards under the Plan had been 4,488,317 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 4,988,317 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

Approved by the Compensation Committee:	April 7, 2009
Ratified by the Board of Directors:	June 30, 2009
Approved by Stockholders:	September 10, 2009

AMENDMENT NO. 7 TO THE

BG MEDICINE, INC.

2001 STOCK OPTION AND INCENTIVE PLAN

This Amendment No. 7 (the “Amendment”) to the BG Medicine, Inc. 2001 Stock Option and Incentive Plan, as amended (the “Plan”) is made in accordance with the provisions of Section 8(e) of the Plan. Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

Section 3(a) of the Plan shall be amended and replaced in its entirety with the following:

“Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 5,188,317 shares. Amendment No. 7 to the Plan increases the total number of securities available for Awards under the Plan by 200,000 shares. Prior to Amendment No. 7, the aggregate number of securities that had been available for Awards under the Plan had been 4,988,317 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 5,188,317 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as expressly set forth herein, no other terms or provisions of the Plan are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

Approved by the Compensation Committee:	November 25, 2009
Ratified by the Board of Directors:	December 17, 2009